Exhibit 10.27

SECOND AMENDMENT
TO THE
IR EXECUTIVE DEFERRED COMPENSATION PLAN

WHEREAS, Ingersoll-Rand Company, a New Jersey corporation, adopted the IR Executive Deferred Compensation Plan (the "Plan") which was originally effective on January 1, 1997; and

WHEREAS, Ingersoll-Rand Company reserved the right at any time and from time to time to amend the Plan in accordance with Section 9.1 of the Plan; and

WHEREAS,the Plan has been amended and restated most recently effective January 1, 2001; and

WHEREAS, Ingersoll-Rand Company desires to amend the Plan to make certain changes regarding investment and payments in IR Stock and to permit certain deferrals of distributions from other non-qualified plans;

NOW, THEREFORE, the Plan is hereby amended as set forth below:

1.        Effective January 1, 2004, Section 2.1 is hereby amended to read as follows:

           "2.1            "Account Balance" means, for each Plan Year, a credit on the records of the Company equal to the sum of the value of a Participant's Deferral Account, Supplemental Contribution Account,
           Discretionary Company Contribution Account and IR Stock Account for such Plan Year.  The Account
           Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid in cash to a Participant, or to the Participant's designated
           Beneficiary, pursuant to the Plan."

2.       Effective May 29, 2003, Section 2.11 is hereby amended to read as follows:

          "2.11            "Deferral Amount" means the amount of a Participant's Cash Incentive Compensation
         Award, Base Salary and Dividends on Stock Grants actually deferred under the Plan by the Participant pursuant to Section 4 for any one Plan Year.  Effective May 29, 2003, Deferral Amount shall also mean, with respect to a Participant who participates in the Ingersoll-Rand Company Elected Officers
         Supplemental Program or the Ingersoll-Rand Company Supplemental Key Management Plan, the amount that would be payable to the Participant under the Ingersoll-Rand Company Supplemental Employee
         Savings Plan and/or the Ingersoll-Rand Company Supplemental Pension Plan but for the Participant's
         deferral under Section 4 of the Plan and the applicable provisions of the Ingersoll-Rand Company
         Supplemental Employee Savings Plan and/or the Ingersoll-Rand Company SupplementalPension Plan."

3.        Effective January 1, 2004, Section 2.21 is hereby amended to read as follows:

          "2.21            "Investment Option Subaccounts" means the separate subaccounts, each of which corresponds to an investment option elected by the Participant or, as provided in Section 6.3 regarding
          Discretionary Company Contributions, the Administrative Committee, with respect to a Participant's
          Deferral Accounts, Supplemental Contribution Accounts, and/or Discretionary Company Contribution
          Accounts, as applicable."

4.        Effective January 1, 2004, Section 2.29 is hereby amended to read as follows:

          "2.29            "Supplemental Contribution" means an additional amount to be credited to a
           Participant's Supplemental Contribution Account equal to twenty percent (20%) of the Participant's
           Cash Incentive Compensation Award and Base Salary that is deferred under Section 6.1 of the Plan for a Plan Year by the Participant and is, at the time of making the deferral election, deemed to be invested in the Participant's IR Stock Account.  Supplemental Contributions shall be available and credited only to Participants whose job category indicates specified ownership guidelines as determined by the
           Compensation Committee in its sole and absolute discretion."

5.        Effective January 1, 2004, Section 4.2 is hereby amended to add the following paragraph to the end thereof:

          "Subject to Section 6.2, in making the designations pursuant to this Section, the Participant may specify that all or any vested portion of the Participant's Supplemental Contribution Account be deemed to be invested, in whole percentage increments, in one or more of the types of investment options provided under the Plan as communicated from time to time by the Administrative Committee.  A Participant may change the designation made under this Section with respect to amounts credited to the vested portion of the Participant's Supplemental Contribution Account by filing an Election Form no later than the time specified by the Administrative Committee, in its sole and absolute discretion, to be effective as of the first business day of the following month."

6.        Effective May 29, 2003, Section 5.3 is hereby amended to read as follows:

           "5.3            Discretionary Contributions.  A Participant shall vest in his or her Discretionary
           Company Contribution Account on the earliest of: (i) the date determined by the Administrative
           Committee; (ii) the date of the Participant's Disability; (iii) the date of the Participant's death; (iv) a
           Change in Control or (v) a termination of the Plan pursuant to Section 9.2.  Effective May 29, 2003, notwithstanding the above, to the extent an agreement between the Company and the Participant contains provisions governing vesting with regards to a Discretionary Company Contribution made on behalf of the Participant, the terms of such agreement shall apply."

7.        Effective January 1, 2004, Section 6.2 is hereby amended to read as follows:

           "6.2            Supplemental Contribution Accounts.  The Administrative Committee shall establish and maintain a separate Supplemental Contribution Account for each Plan Year for each Participant who receives a Supplemental Contribution for such Plan Year.  All Supplemental Contributions shall be credited to the Participant's Supplemental Contribution Account on the same date that the Participant's
           Deferral Amount applicable to Base Salary or a Cash Incentive Compensation Award for which the
           Supplemental Contribution is being made is credited to the Participant's Deferral Account pursuant to
           Section 6.1.  All of a Participant's Supplemental Contributions shall be deemed to be invested in, and shall remain deemed to be invested in, IR Stock in the Participant's Supplemental Contribution Account
           until the Participant completes an Election Form to the effect that all or a portion of the Participant's vested Supplemental Contribution Account will be deemed to be invested in one or more of the investment options under the Investment Option Subaccounts or until such amounts are distributed in cash from the Plan.

          All Supplemental Contributions shall initially be credited to a Participant's Supplemental Contribution
          Account in units or fractional units of IR Stock.  The value of each unit shall be determined each business day and shall equal the closing price of one share of IR Stock on the New York Stock Exchange-
          Composite Tape.  On each date that Supplemental Contributions are credited to a Participant's
          Supplemental Contribution Account, the number of units to be credited shall be determined by dividing the number of units by the value of a unit on such date.

         Dividends paid on IR Stock shall be reflected in a Participant's Supplemental Contribution Account by the
         crediting of additional units or fractional units.  Such additional units or fractional units shall equal the value of the dividends based upon the closing price of one share of IR Stock on the New York Stock
         Exchange-Composite Tape on the date such dividends are paid.

        To the extent a Participant completes an Election Form to make a deemed investment in one or more of the investment options under the Investment Option Subaccounts, a Participant's vested Supplemental
        Contribution Account shall be credited as follows:

        (a)        On the day a Participant makes a deemed investment election in one of the Investment Option
                    Subaccounts, the Administrative Committee shall credit the Investment Option Subaccounts of the
                    Participant's Supplemental Contribution Account with an amount in accordance with the
                    Participant's Election Form; that is, the portion of the Participant's Supplemental Contribution
                    Account that the Participant has elected to be deemed to be invested in a certain type of investment option shall be credited to the Investment Option Subaccount corresponding to that investment option.

        (b)       Each business day, each Investment Option Subaccount of a Participant's Supplemental
                   Contribution Account shall be adjusted for earnings or losses in an amount equal to that determined by multiplying the balance credited to such Investment Option Subaccount as of the prior day plus contributions credited that day to the Investment Option Subaccount by the Return for the
                   corresponding investment option."

8.           Effective May, 29, 2003, Section 6.3 is hereby amended to add the following paragraph at the end thereof:

             "Effective May 29, 2003, to the extent an agreement between the Company and the Participant contains provisions governing the deemed investment of Discretionary Company Contribution made on behalf of the Participant, the deemed investment provisions of such agreement shall apply.

9.          Effective January 1, 2004, Section 6.4 is hereby amended to add the following paragraph to the end thereof.

            "Notwithstanding the above, a Participant may elect to invest all or part of his IR Stock Account in one or more of the available Investment Option Subaccounts under the Participant's Deferral Accounts, as set forth in Sections 4.2 and 6.1, and/or Discretionary Company Contribution Account, as set forth in
             Sections 4.2 and 6.3, as applicable by completing the appropriate Election Form as designated by the
             Administrator."

10.       Section 7.6 is hereby amended to read as follows:

            "7.6            Form of Payments.  All amounts in a Participant's Deferral Account, Supplemental
            Contribution Account, Discretionary Company Contribution Account and IR Stock Account and
            payable to a Participant or Beneficiary under the Plan shall be paid in cash.

            All distributions from the Plan that are to be paid in a specified number of annual installments shall be paid so that the amount of each annual installment is determined by dividing the total remaining number of units in the Participant's Account Balance to be paid in annual installments, by the number of years of annual installments remaining."

11.       Effective May 29, 2003, Section 7 is hereby amended to add a new Section 7.8 as follows:

            "7.8            Distribution Provisions.  Effective May 29, 2003, to the extent an agreement between the Company and a Participant contains provisions governing the form and/or timing of a distribution of a Discretionary Company Contribution made on behalf of the Participant, the distribution provisions of such agreement shall apply.  Except as provided in an agreement between the Company and the
            Participant, the form and/or timing of a Discretionary Company Contribution shall be determined by the
           Administrative Committee in its sole and absolute discretion."

12.       Except as specifically set forth herein, all other terms of the Plan shall remain in full force and effect and are hereby ratified in all respects.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative on this 24th day of February, 2004.

                                                                    INGERSOLL-RAND COMPANY

                                                                    By:/s/ Sharon Elliot
                                                                        Sharon Elliot
                                                                        Senior Vice President
                                                                        Human Resources